UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2018

SPHERE 3D CORP.
(Exact name of registrant as specified in its charter)

Ontario, Canada	001-36532	98-1220792
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

240 Matheson Blvd. East,
Mississauga, Ontario	L4Z 1X1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 571-5555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01               Entry into a Material Definitive Agreement.

            On February 20, 2018, Sphere 3D Corp., an Ontario corporation (the “Company”), Overland Storage, Inc., a California corporation and a wholly owned subsidiary of the Company (“Overland”), and Silicon Valley Technology Partners LLC, a Delaware limited liability company established and controlled by Eric Kelly, the Company’s Chief Executive Officer and Chairman of the Board of Directors (the “Purchaser”) entered into a share purchase agreement (the “Purchase Agreement”), pursuant to which, among other things, and subject to certain closing conditions, the Company will sell to Purchaser all of the issued and outstanding shares of capital stock of Overland for $45,000,000 (the “Purchase Price”), subject to working capital adjustments (the “Share Purchase”). The net proceeds from the Share Purchase will be used to repay the Company’s outstanding obligations under its Credit Agreement with Opus Bank and its outstanding obligations under the $24,500,000 convertible note with FBC Holdings. The Company will use the remaining net proceeds to pay other liabilities of the Company and transaction expenses associated with the Share Purchase. The Special Committee of the Board of Directors of the Company and the Board of Directors of the Company (with Eric Kelly recusing) unanimously approved the entry into the Purchase Agreement by the Company.

            Under the terms of the Purchase Agreement, the Share Purchase is contingent upon, and Purchaser must use its best efforts to arrange for, debt and/or equity financing in an amount at least equal to the Purchase Price in order to consummate the Share Purchase (the “Financing”). In addition, the Company must use commercially reasonable efforts to provide all cooperation reasonably requested by Purchaser regarding the Financing.

            Until the Financing is committed pursuant to a Contingency Termination Event (as defined below), the Company is free to solicit and negotiate other offers to purchase the Company, Overland or any or all of their assets and has the right to terminate the Purchase Agreement for any or no reason without penalty (subject to the expense reimbursement provisions described below).

            The closing of the Share Purchase and of the other transactions contemplated by the Purchase Agreement is subject to (i) the adoption of the Purchase Agreement by the affirmative vote of the holders of (a) at least 66 2/3% of the outstanding common shares of the Company cast in person or by proxy at the special meeting of shareholders and (b) a majority of the votes cast by certain “minority shareholders” in person or by proxy at the special meeting of shareholders (the “Shareholder Approval”) and (ii) the transfer by the Company of (a) the businesses of (x) Unified ConneXions, Inc. and (y) HVE ConneXions, LLC (including the provision of information technology consulting services and hardware solutions around cloud computing, data storage and server virtualization to corporate, government, and educational institutions), and (b) the SNAP network attached storage business to a subsidiary of the Company other than Overland or a subsidiary of Overland. The closing of the Share Purchase and of the other transactions contemplated by the Purchase Agreement is also subject to various other conditions, including the consummation of the Financing, the absence of any order, statute, rule, regulation, executive order, decree or injunction issued by any governmental entity prohibiting the Share Purchase, the absence of a pending claim, suit, action or proceeding material claims seeking to prohibit the Share Purchase, the accuracy of the representations and warranties contained in the Purchase Agreement, compliance with the covenants and agreements contained in the Purchase Agreement in all material respects, and the absence of a material adverse effect on either the Company or Overland.

            The Company has made customary representations, warranties and covenants in the Purchase Agreement, including, among others, covenants (i) to conduct its business in the ordinary course during the period between the execution of the Purchaser Agreement and the closing of the Share Purchase, (ii) not to engage in specified types of transactions during this period unless agreed to in writing by Purchaser, (iii) to convene and hold a meeting of its shareholders for the purpose of obtaining the Shareholder Approval and (iv) subject to certain exceptions and only following the occurrence of the Contingency Termination Event (as defined below), not to solicit and negotiate other offers to purchase the Company, Overland or any or all of their assets or to withdraw, modify or qualify in a manner adverse to Purchaser the recommendation of the Board that the Company’s shareholders vote in favor of approving the Share Purchase. The Company has also agreed to indemnification provisions in favor of Purchaser that are customary for transactions of this type.

            Upon the (i) execution and delivery of financing commitments in forms reasonably acceptable to the Company, which provide, among other things, for commitments from financing sources sufficient to pay the Purchase Price in the Share Purchase, (ii) execution and delivery by Purchaser of an irrevocable waiver in a form reasonably acceptable to the Company waiving Purchaser’s condition to the obligation to close the Share Purchase that the Financing has been received and (iii) an executed certificate delivered by Purchaser to the Company regarding the accuracy of certain representations regarding the Financing (the “Contingency Termination Event”), the Company has the right to terminate the Purchase Agreement for any reason or for no reason. The Purchase Agreement also provides that, upon such termination of the Purchase Agreement by the Company, the Company has agreed to reimburse Purchaser up to approximately $350,000 for the reasonable and documented out-of-pocket expenses incurred by the Purchaser and the sources for the Financing in connection with the negotiation, execution and performance of the Purchase Agreement and the transactions contemplated thereby, as well as the fees and expenses of the Purchaser's outside counsel.

            In addition, the Purchase Agreement contains certain other termination rights, including, following the occurrence of the Contingency Termination Event, the right of the Company to terminate the Purchase Agreement under specified circumstances to accept an unsolicited superior proposal from a third party. The Purchase Agreement provides that, following the occurrence of the Contingency Termination Event and upon termination of the Purchase Agreement by the Company under specified circumstances (including termination by the Company to accept a superior proposal) or by Purchaser under specified circumstances, a termination fee equal to the lesser of (i) $1,000,000 and (ii) the amount of Purchaser’s reasonable fees and expenses in connection with the negotiation, execution and performance of the Purchase Agreement (including the amount that the Purchaser must pay or reimburse to the sources for the Financing) will be payable by the Company to the Purchaser. Such termination fee is also payable following the occurrence of the Contingency Termination Event and under certain other specified circumstances set forth in the Purchase Agreement. The Purchase Agreement also provides that each party to the Purchase Agreement may compel the other party or parties thereto to specifically perform its or their obligations under the Purchase Agreement. However, if the Purchase Agreement is terminated such that the Company termination fee becomes payable, the Purchaser will be precluded from any other remedy against the Company or Overland, including expense reimbursement and specific performance. Further, if the Purchase Agreement is terminated such that the expense reimbursement becomes payable, the Purchaser will be precluded from any other remedy against the Company or Overland, including the Company termination fee and specific performance. Subject to certain exceptions and limitations, either party may terminate the Purchase Agreement if the Share Purchase is not consummated by August 19, 2018.

Item 8.01. Other Events.

            On February 21, 2018, the Company issued a press release announcing the entry into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Share Purchase Agreement by and among Sphere 3D Corp., Overland Storage, Inc., and Silicon Valley Technology Partners LLC, dated as of February 20, 2018

99.1	Press Release issued February 21, 2018

*

All schedules to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

Additional Information

            In connection with the Share Purchase, the Company will file with the Securities and Exchange Commission (the “SEC”) a proxy statement of the Company on Schedule 14A, which proxy statement will be mailed or otherwise disseminated to the Company’s shareholders when it becomes available. Investors are urged to read the proxy statement (including all amendments and supplements) as it will contain important information. Investors may obtain free copies of the proxy statement when it becomes available, as well as other filings containing information about the Company, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of these documents may also be obtained for free from the Company’s web site at www.sphere3d.com.

Participants in Solicitation

            The Company, the Purchaser and their respective executives, officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information about the Company’s executive officers and directors is set forth in its Annual Report on Form 20-F, which was filed with the SEC on March 31, 2017, and the proxy statements for its 2017 annual meeting of shareholders, which was filed with the SEC on November 13, 2017. Investors may obtain more detailed information regarding the direct and indirect interests of the Company, the Purchaser and their respective executives, officers and directors in the transaction by reading the preliminary and definitive proxy statement regarding the transaction, which will be filed with the SEC.

Forward Looking Statements

            This Form 8-K contains forward-looking statements, which include, among others, the Company’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, that may involve risks, uncertainties, and assumptions with respect to the Share Purchase, expected financial performance of the Company as well as the Company’s strategic and operational plans. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Reform Act of 1995. In some cases, forward-looking statements can be identified by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “outlook,” “guidance” and similar expressions, although not all forward-looking statements contain these words. Actual events, results and the timing of events could differ materially from those anticipated or described in this written communication due to a number of risks and uncertainties. The forward-looking information and statements are or may be based on a series of projections and estimates and involve risks and uncertainties. The potential risks and uncertainties include, without limitation, the possibility that the Company may be unable to obtain required shareholder approval or that other conditions to closing the transaction may not be satisfied, such that the transaction will not close or that the closing may be delayed; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement; the reaction of customers to the transaction; those related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; general economic conditions; unexpected costs, liabilities or delays; risks that the transaction disrupts current plans and operations of the parties to the transaction; the ability to recognize the benefits of the transaction; the amount of the costs, fees, expenses and charges related to the transaction and the actual terms of any financings that will be obtained for the transaction; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; our inability to obtain additional debt or equity financing or to refinance our debt; any increase in our cash needs; the Company’s ability to maintain listing with the NASDAQ Capital Market; and other risks detailed from time to time in our periodic reports contained in our Annual Information Form and other filings with Canadian securities regulators (www.sedar.com) and in periodic reports filed with the United States Securities and Exchange Commission (www.sec.gov). All forward-looking statements speak only as of the date of this written communication or, in the case of any document incorporated by reference, the date of that document. The Company undertakes no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:        February 21, 2018

SPHERE 3D CORP.

By:	/s/ Kurt L. Kelbfleisch
Kurt L. Kelbfleisch
Chief Financial Officer

EXHIBIT INDEX

(d) Exhibits

Exhibit Number	Description

2.1*	Share Purchase Agreement by and among Sphere 3D Corp., Overland Storage, Inc., and Silicon Valley Technology Partners LLC, dated as of February 20, 2018

99.1	Press Release issued February 21, 2018

*

All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S- K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.